SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       February 6, 1998 (January 26, 1998)
                       -----------------------------------
                Date of Report (Date of Earliest Event Reported)


                              ZIONS BANCORPORATION
                              --------------------
             (Exact Name of Registrant As Specified In Its Charter)


                                      UTAH
                                      ----
         (State or Other Jurisdiction of Incorporation or Organization)


         0-2610                                      87-0227400
         ------                                      ----------
(Commission File Number)                 (IRS Employer Identification No.)

                           One South Main, Suite 1380
                           Salt Lake City, Utah 84111
               --------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (801) 524-4787
                                 --------------
              (Registrant's Telephone Number, including Area Code)

















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Item 5.  Other Events

         On January 26, 1998, Zions Bancorporation issued its earnings release for the quarter and year ended December 31, 1997.

         A copy of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.


Item 7.  Financial Statements, Pro forma Financial Statements and Exhibits.

         (c) Exhibits.

         The following exhibits are filed with this Current Report on Form 8-K:

Exhibit
Number       Description
------       -----------

99.1         Press release, dated January 26, 1998.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: February 6, 1998

                                        ZIONS BANCORPORATION


                                        By:  /s/  Dale M. Gibbons
                                             Name:  Dale M. Gibbons
                                             Title: Executive Vice President and
                                                    Chief Financial Officer









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